10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of
1940.

Fund
VA Fundamental Large Cap
Security
Visa Inc - Class A Shares
Advisor
EIMCO
Transaction Date
3/19/08
Cost
$11,646
Offering Purchase
0.00%
Broker
Zeigler Capital Mkts
Underwriting Syndicate Members
Goldman, Sachs & Co.
JP Morgan Securities Inc
Wachovia Capital Markets, LLC



Fund
VA Fundamental Large Cap Fund
Security
American International Group
Advisor
EIMCO
Transaction Date
5/12/08
Cost
$6,556
Offering Purchase
0.04%
Broker
JP Morgan
Underwriting Syndicate Members
Citi
JP Morgan Securities
Credit Suisse Securities
Wachovia Capital Markets


Fund
VA Growth
Security
Greenhill & Co Inc
Advisor
EIMCO
Transaction Date
11/7/08
Cost
600
Offering Purchase
0.02%
Broker
Goldman Sachs
Underwriting Syndicate Members
Goldman Sachs & Co
Banc of America Securities
Keefe Bruyette & Woods
Wachovia Securities Inc

Fund
VA Omega
Security
Visa Inc - Class A Shares
Advisor
EIMCO
Transaction Date
3/19/08
Cost
$15,000
Offering Purchase
0.00%
Broker
Zeigler Capital Mkts
Underwriting Syndicate Members
Goldman, Sachs & Co.
JP Morgan Securities Inc
Wachovia Capital Markets, LLC

Fund
VA High Income
Security
Centerpoint Energy Inc
Advisor
EIMCO
Transaction Date
5/1/08
Cost
$10,000
Offering Purchase
0.003%
Broker
Lehman Brothers
Underwriting Syndicate Members
Lehman
RBS Geenwich Capital
Wachovia Securities Inc
Barclays Capital

Fund
VA High Income
Security
XTO Energy
Advisor
EIMCO
Transaction Date
5/9/08
Cost
$5,000
Offering Purchase
0.001%
Broker
Lehman Brothers
Underwriting Syndicate Members
Piper Jaffray & Co
Suntrust Robinson Humphrey
UBS Securities
Wells Fargo
Wachovia

Fund
VA High Income
Security
MarkWest Energy
Advisor
EIMCO
Transaction Date
5/28/08
Cost
$25,000
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting Syndicate Members
JP Morgan
RBC Capital Markets
Wachovia

Fund
VA High Income
Security
Airgas
Advisor
EIMCO
Transaction Date
6/5/08
Cost
$50,000
Offering Purchase
0.01%
Broker
Bank of America
Underwriting Syndicate Members
Banc of America
Barclays Capital
BB&T Capital Markets
Wachovia Securities

Fund
VA High Income
Security
Lender Proc Services
Advisor
EIMCO
Transaction Date
6/18/08
Cost
$50,000
Offering Purchase
0.01%
Broker
JP Morgan
Underwriting Syndicate Members
Banc of America Secs
JP Morgan Securities
Wachovia Securities Inc
ING Wholesale Banking

Fund
VA High Income
Security
Ticketmaster
Advisor
EIMCO
Transaction Date
7/16/08
Cost
$50,000
Offering Purchase
0.017%
Broker
JP Morgan
Underwriting Syndicate Members
JP Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith Inc
Banc of America Securities LLC
Wachovia Capital Markets, LLC